Information on Execution of Key Initiatives and Fourth Quarter and Full Year 2016 Financial Results March 2, 2017 Exhibit 99.2

Notice to Investors This presentation contains “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements are typically identified by words or phrases such as “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “forecast,” and other words and terms of similar meaning. These statements reflect management’s current views with respect to future events and are subject to risk and uncertainties. We note that a variety of factors and uncertainties could cause our actual results to differ significantly from the results discussed in the forward-looking statements, including but not limited to: general economic, market, or business conditions; changes in commodity prices; opportunities (or lack thereof) that may be presented to us and that we may pursue; fluctuations in costs and expenses including development costs; demand for new housing, including impacts from mortgage credit rates or availability; lengthy and uncertain entitlement processes; cyclicality of our businesses; accuracy of accounting assumptions; competitive actions by other companies; changes in laws or regulations; and other factors, many of which are beyond our control. Except as required by law, we expressly disclaim any obligation to publicly revise any forward-looking statements contained in this presentation to reflect the occurrence of events after the date of this presentation. 2

Key Initiatives Reducing Costs Across the Entire Organization • Actions taken to eliminate nearly $60MM in annual SG&A to date* • Additional 34% reduction in force planned in March 2017 • Following reduction in force will have reduced headcount by over 70% compared to 2014 peak • Implemented zero based budgeting Reviewing Entire Portfolio of Assets • Executed $482MM in non-core asset sales in 2016** • Undeveloped land sales (~73,000 acres) - $138MM • Radisson Hotel - $129MM • 5 multifamily assets - $119MM • Oil and gas working interests - $77MM • Non-core Community Development - $19MM • Sold 1,940 residential lots in 2016 • Sold mineral assets for $85.6MM in 2017** Reviewing Capital Structure • Reduced outstanding debt by $278MM in 2016 and $323MM since Q3 2015 • Reduced annual interest expense by approximately $23MM going forward • $266MM cash at YE 2016 and $331MM at February 28, 2017 2016 – A Transformative Year 3 Exceptional Progress Made In 2016 * Expect full cost savings realization once all non-core assets are sold. ** Reflects pre-tax net proceeds

Overview of Assets CORE Water 45% non-participating royalty interest in groundwater rights on 1.4 million surface acres Groundwater leases on 20,000 surface acres in Central Texas – Under Contract* Multifamily Westlake site in Austin – Under Contract* Acklen venture in Nashville completed – 85.6% occupied / 89.1% leased – listed for sale 2/21/17 HiLine venture in Littleton completed – 81.6% occupied / 83.9% leased Elan 99 venture in Houston completed – 65.0% occupied / 71.9% leased Timberland and Undeveloped Land 11,000 acres in Georgia 8,000 acres in Texas – Under Contract* (2 transactions) Community Development 50 entitled, developed or under development projects in 10 states and 14 markets ~ 4,600 acres Two communities in entitlement (CA) – 730 total acres NON-CORE – 9 REMAINING ASSETS 4 * Contracts may provide termination rights to buyers so closings cannot be assured.

Fourth Quarter and Full Year 2016 Results 5 ($ in Millions, except per share data) Revenues * $64.5 $105.4 $197.3 $218.6 Net Income (Loss) – Continuing Operations $43.2 $33.3 $75.5 ($26.9) Net Income (Loss) Per Share – Continuing Operations $1.02 $0.79 $1.78 ($0.79) Net Income (Loss) $43.7 ($6.2) $58.6 ($213.0) Net Income (Loss) Per Share $1.03 ($0.14) $1.38 ($6.22) Note: Q4 2016 & FY 2016 weighted average diluted shares outstanding were 42.3 million compared with 42.4 million in Q4 2015 and 34.3 million in FY 2015 * Excludes oil & gas working interests which are now classified as discontinued operations Q4 2016 Q4 2015 Full Year 2016 Full Year 2015 • Q4 2016 results include pre-tax gains of $48.9 million related to the sale of over 58,300 acres of non-core bulk timberland and undeveloped land. • Q4 2015 results include pre-tax non-cash impairment charges and changes in deferred tax asset valuation allowance of approximately ($34.8) million principally related to proved properties and unproved leasehold interest impairments related to discontinued operations. • Full year 2016 results include pre-tax gains of approximately $153.1 million related to the sale of non-core assets, including discontinued operations, which was partially offset by non-cash impairment charges of ($56.5) million related to six non-core community development projects and two multifamily sites. • Full year 2015 results include pre-tax charges of approximately ($264.1) million related to impairment of proved properties and unproved leasehold interests associated with non-core oil and gas assets, a deferred tax asset valuation allowance, and severance related charges.

Fourth Quarter and Full Year 2016 Segment Results 6 ($ in Millions, except per share data) Segment Earnings (Loss) * Real Estate $12.9 $37.9 $121.4 $67.7 Mineral Resources* 0.7 1.0 3.3 4.2 Other (3.7) (0.1) (4.6) (0.6) Total Segment Earnings $9.9 $38.8 $120.1 $71.3 * Excludes oil & gas working interests which are now classified as discontinued operations Q4 2016 Q4 2015 Full Year 2016 Full Year 2015 • FY 2016 real estate segment results include gain on sale of assets of $117.9 million, principally due to a $95.3 million gain associated with the sale of the Radisson Hotel & Suites and $20.8 million in gains associated with the sale of five multifamily assets, which was partially offset by non-cash impairment charges of ($56.5) million. • Q4 and FY 2016 other segment results include a $3.9 million goodwill non-cash impairment charge related to our water interests in groundwater leases in central Texas as result of entering into an agreement to sell these assets. • Q4 2015 earnings benefitted from higher retail undeveloped land sales. • Q4 and FY 2015 real estate earnings include $9.3 million from the sale of Midtown Cedar Hill, a 354-unit multifamily property we developed near Dallas.

Real Estate Segment - Earnings Reconciliation Q4 2016 $0.3 … $37.9 $6.6 $1.2 $0.4 ($11.0) ($11.4) ($3.9) $(1.1) $12.9 $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 $50 Q4 2015 Opex Mitigation Banking Lot Sales Impairment Multifamily Properties Undeveloped Land Sales Residential & Commercial Tract Sales Gain on Asset Sales Interest Income Q4 2016 ($6.1) Segment Earnings Reconciliation Q4 2015 vs. Q4 2016 ($ in millions) Q4 2016 Sales Activity / Highlights* • Sold 835 residential lots • Core Residential lot sales – 600 lots • ~ $78,900 average price per lot • $29,300 gross profit per lot • Non-Core sales – Community Development • Residential lot sales – 235 lots • Residential tract sales – 1,481 acres • Commercial tract sales – 178 acres • Sold $3.3 million in impervious cover and stream credits 7 *Includes ventures

Real Estate Segment - Earnings Reconciliation FY 2016 $3.1 $67.7 $116.3 $12.1 $11.3 ($15.0) ($55.4) ($7.6) $(1.4) $121.4 $0 $50 $100 $150 $200 $250 FY 2015 Gain on Asset Sales Undeveloped Land Sales Opex Mitigation Banking Impairment Multifamily Properties Lot Sales Residential & Commercial Tract Sales Interest Income FY 2016 ($9.7) Segment Earnings Reconciliation FY 2015 vs. FY 2016 ($ in millions) FY 2016 Sales Activity / Highlights* • Sold 1,940 residential lots • Core Residential lot sales – 1,705 lots • ~ $72,200 average price per lot • $26,500 gross profit per lot • Non-Core sales – Community Development • Residential lot sales – 235 lots • Residential tract sales – 1,481 acres • Commercial tract sales – 286 acres • Sold Radisson Hotel & Suites for $130.0 million, generating $95.3 million gain • Sold 360º multifamily venture interest for a total of $15.1 million, generating $10.8 million in earnings • Sold Eleven multifamily community for $60.2 million, generating $9.1 million gain • Sold Music Row multifamily site for $15.0 million, generating a $4.0 million gain • Sold Dillion multifamily site for $26.0 million, generating $1.2 million gain • Sold ~ 14,900 acres of undeveloped land, generating $28.1 million in earnings • Average price ~ $2,450 per acre • Sold $6.5 million in impervious cover and stream credits • Incurred $56.5 million in non-cash impairments 8 *Includes ventures

Lot Sales and Lots Under Contract 9 0 500 1,000 1,500 2,000 2,500 Q 11 2 Q 21 2 Q 31 2 Q 41 2 Q 11 3 Q 21 3 Q 31 3 Q 41 3 Q 11 4 Q 21 4 Q 31 4 Q 41 4 Q 11 5 Q 21 5 Q 31 5 Q 41 5 Q 11 6 Q 21 6 Q 31 6 Q 41 6 Re sid en tia l L ot s Developed Lots Lots Under Development > 2,100 Lots Under Option Contract* Includes ventures $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 0 500 1,000 1,500 2,000 2,500 3,000 3,500 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Bulk Lot Sales Lot Sales Average Lot Margin Average Lot Margin Excl. Bulk Sales Annual Lot Sales and Average Lot Margin * Includes about 500 future lots under contract but not yet under development and not depicted on the graph

For questions, please contact: Charles D. Jehl Chief Financial Officer Forestar Group Inc. 6300 Bee Cave Road Building Two, Suite 500 Austin, TX 78746 512-433-5229 chuckjehl@forestargroup.com

Appendix

0 10 20 30 40 50 60 70 80 90 100 2015 2016 2017E Target Annual SG&A Costs Corporate G&A Segment Operating Costs Project Level Expenses Cost Reductions SG&A costs in 2017 and target are estimates and actual results may vary depending on the timing of completion of non-core asset sales. $87 million $ in M illi on s $62 million Other Corporate Costs 22% Corporate Employee Costs 24% Project Level Expenses 29% Other Segment Operating Costs 7% Segment Employee Costs 18% $8 MM $7 MM $6 MM$5 MM $2 MM Action Taken to Eliminate Nearly $60 million in Annual SG&A Costs Since YE 2015 $28 million Target SG&A Cost - $28 million $38 million 12

Real Estate Segment KPI’s Q4 2016 Q4 2015 FY 2016 FY 2015 Residential Lot Sales Lots Sold 835 363 1,940 1,472 Average Price / Lot $67,594 $83,739 $68,152 $77,170 Gross Profit / Lot $21,493 $35,023 $23,446 $34,398 Commercial Tract Sales Acres Sold 178 7 298 63 Average Price / Acre $7,442 $491,723 $44,623 $248,278 Undeveloped Retail Land Sales Acres Sold 1,016 7,267 14,914 13,862 Average Price / Acre $2,395 $2,192 $2,455 $2,296 Segment Revenues ($ in Millions) $62.5 $102.6 $190.3 $202.8 Segment Earnings ($ in Millions) $12.9 $37.9 $121.4 $67.7 13 Includes ventures

Stable Market Demand in Key Markets *Source: Bureau of Labor Statistics December 2016 vs. December 2015 Austin 1.9% Dallas / Fort Worth 3.3% Houston 0.5% San Antonio 1.9% Atlanta 2.7% Charlotte 1.7% Nashville 3.1% U.S. Average 1.6% Job Growth vs. National Average* Job growth in our key markets holding well above U.S. average (excluding Houston, which still has positive job growth) Finished Vacant Home Inventories at Equilibrium** **Source: Metrostudy • Equilibrium: Balanced supply and demand for Finished Vacant housing for an MSA as measured by months of supply. • For Texas markets, equilibrium is 2.0 to 2.5 months of supply. 14 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 0 5,000 10,000 15,000 20,000 25,000 30,000 Finished Vacant Housing Inventory Months of Supply 4Q Forestar Texas Markets

Non-Core Community Development Projects Update 15 • Non-core asset sales provide tax losses to offset tax gains from other non- core asset sales • Annual carry costs reduced by approximately $3 million for assets sold Community Location Status Interest Owned* Developed Lots Undeveloped Lots Commercial Acres Sold San Joaquin River Antioch Remaining 25 acres 100% --- --- 264 The Colony Austin Sold Dec 2016 100% 81 1,357 5 Caracol TX Coast Sold Dec 2016 75% 47 9 14 Tortuga Dunes TX Coast Sold Dec 2016 75% 95 39 3 Somerbrook Kansas City Sold Dec 2016 100% 12 210 --- Buffalo Highlands Denver Marketing 100% --- 164 --- Stonebraker Denver Marketing 100% --- 603 --- 235 2,382 286 * Interest owned reflects our total interest in the project, whether owned directly or indirectly, which may be different than our economic interest in the project.

Bulk Timberland and Undeveloped Land – “Sale Summary” Purchase Price • $104.2 MM purchase price • Closed December 2016 • $1,786 average price per acre Assets Sold • Approximately 58,300 acres of timberland in Georgia and Alabama • Minerals underlying the timberland also conveyed Structure • Three separate purchase and sale agreements 16

Mineral Interests – “Sale Summary” Purchase Price • $85.6 MM ($75MM received, $10.6MM in escrow for title) • Closed February 17, 2017 Minerals Owned • 44,000 acres held by production • 476,000 undeveloped acres • 520,000 total net mineral acres Target Formations • Haynesville, James Lime, Cotton Valley, Bossier, Austin Chalk, Wilcox, Eaglebine, Frio 17

18 For questions, please contact: Charles D. Jehl Chief Financial Officer Forestar Group Inc. 6300 Bee Cave Road Building Two, Suite 500 Austin, TX 78746 512-433-5229 chuckjehl@forestargroup.com